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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 -------------


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): July 10, 2002

                              Comcast Corporation
                           (Exact Name of Registrant
                          as Specified in Its Charter)

                                  Pennsylvania
                        (State or Other Jurisdiction of
                                 Incorporation)


                0-6983                                   23-1709202
       (Commission File Number)              (IRS Employer Identification No.)

          1500 Market Street                             19102-2148
           Philadelphia, PA
   (Address of Principal Executive                       (Zip Code)
               Offices)

                                 (215) 665-1700
              (Registrant's Telephone Number, Including Area Code)


         (Former Name or Former Address, if Changed Since Last Report)

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     Item 5.  Other Events.


     On July 10, 2002, Comcast Corporation issued a press release announcing shareholder approval of the AT&T Comcast transaction. The press release is attached hereto as Exhibit 99.1.

     Item 7(c).  Exhibits.


          Exhibit
           Number                      Description
           ------                      -----------

            99.1       Comcast Corporation press release dated July 10, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Comcast Corporation



Date: July 10, 2002                       By  /s/ Arthur R. Block
                                              ----------------------------
                                              Name:  Arthur R. Block
                                              Title: Senior Vice President